UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2022

Mandiant, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36067	20-1548921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11951 Freedom Drive, 6th Floor
Reston, VA 20190
(Address of principal executive offices, including zip code)
(703) 935-1700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MNDT	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
As previously disclosed, on March 7, 2022, Mandiant, Inc. (“Mandiant”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Google LLC (“Google”) and Dupin Inc., a wholly owned subsidiary of Google (“Merger Sub”), providing for the merger of Merger Sub with and into Mandiant (the “Merger”), with Mandiant surviving the Merger as a wholly owned subsidiary of Google. Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement.
The consummation of the Merger is subject to the satisfaction or waiver of certain closing conditions, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).
On March 21, 2022, Mandiant and Google filed the Notification and Report Forms required under the HSR Act with the Department of Justice (the “DOJ”) and the Federal Trade Commission. On April 20, 2022, Mandiant and Google each received a request for additional information (together, the “Second Request”) from the DOJ in connection with the DOJ’s review of the Merger. The issuance of the Second Request extends the waiting period under the HSR Act until 30 days after both Mandiant and Google have substantially complied with the Second Request, unless the waiting period is terminated earlier by the DOJ or extended by agreement of Mandiant and Google.

Mandiant and Google expect to promptly respond to the Second Request and to continue working cooperatively with the DOJ as it conducts its review of the Merger. Mandiant and Google currently expect the closing of the Merger to occur in 2022.

Additional Information and Where to Find It

On March 31, 2022, Mandiant, Inc. (“Mandiant”) filed a preliminary proxy statement in connection with its Special Meeting of Stockholders (the “Special Meeting”). Prior to the Special Meeting, Mandiant will furnish a definitive proxy statement to its stockholders, together with a WHITE proxy card. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Mandiant’s stockholders is available in Mandiant’s preliminary proxy statement.

Stockholders may obtain, free of charge, Mandiant’s proxy statement (in both preliminary and definitive form), any amendments or supplements thereto and any other relevant documents filed by Mandiant with the Securities and Exchange Commission (the “SEC”) in connection with the Special Meeting at the SEC’s website (http://www.sec.gov). Copies of Mandiant’s definitive 2022 proxy statement, any amendments or supplements thereto and any other relevant documents filed by Mandiant with the SEC in connection with the Special Meeting will also be available, free of charge, at Mandiant’s investor relations website (https://investors.mandiant.com) or by contacting Mandiant’s Investor Relations at investor.relations@mandiant.com.

Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties, including statements regarding: the Merger, including the expected timing of the closing of the Merger. If any of these risks or uncertainties materialize, or if any of Mandiant’s assumptions prove incorrect, Mandiant’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Additional risks and uncertainties include those associated with: the possibility that the conditions to the closing of the Merger are not satisfied, including the risk that required approvals from Mandiant’s stockholders for the Merger or required regulatory approvals to consummate the Merger are not obtained; potential litigation relating to the Merger; uncertainties as to the timing of the consummation of the Merger; the ability of each party to consummate the Merger; possible disruption related to the Merger to Mandiant’s current plans and operations, including through the loss of customers and employees; and other risks and uncertainties detailed in the periodic reports that Mandiant files with the SEC, including Mandiant’s Annual Report on Form 10-K filed with the SEC on March 1, 2022, each of which may be obtained on the investor relations section of Mandiant’s website (https://investors.mandiant.com). All forward-looking statements in this communication are based on information available to Mandiant as of the date of this communication, and Mandiant does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANDIANT, INC.

Date: April 20, 2022	By:	/s/ Richard Meamber
Richard Meamber Senior Vice President, General Counsel and Secretary